EXHIBIT 10.56

                                                     [EXECUTION COPY]


             AMENDMENT NO. I TO FIVE-YEAR CREDIT AGREEMENT


          AMENDMENT dated as of March 23, 1998 among IMC Global Inc. (the "Borrower"), the Banks listed on the signature pages hereof (the "Banks"), Royal Bank of Canada, as Documentation Agent, The Chase Manhattan Bank and NationsBank, N.A., as Co-Syndication Agents, and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Administrative Agent").

                          W I T N E S S E T H:

          WHEREAS, the parties hereto have heretofore entered into a Five-Year Credit Agreement dated as of December 15, 1997 (the
"Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as specified below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.

          (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          (b) The following definitions are added to Section 1.01 in their appropriate alphabetical positions:

          "Existing Harris Debt" means Debt of Harris Chemical North America, Inc., a Delaware corporation, under its outstanding
$250,000,000 10.25% Senior Secured Discount Notes and its outstanding $335,000,000 10.75% Senior Subordinated Notes.

          "Harris Chemical Acquisition" means the merger of Harris Chemical Group with and into IMC Merger Sub Inc., a wholly-owned Subsidiary of the Company, with Harris Chemical Group as the successor thereto, expected to be consummated on or about March 31, 1998 pursuant to that certain Agreement and Plan of Merger, dated December 11, 1997, by and among the Company, IMC Merger Sub Inc. and Harris Chemical Group.

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          "Harris Chemical Group" means Harris Chemical Group, Inc., a
Delaware corporation.

          SECTION 2.  Mergers and Sale of Assets.

          (a) The word "and" appearing immediately before clause (iv) in Section 5.07(b) is hereby deleted.

          (b)  The following clause (v) is added to the proviso in
     Section 5.07(b):

           "and (v) the sale of assets acquired in or as a direct result of the Harris Chemical Acquisition."

          SECTION 3.  Debt of Subsidiaries.

          (a) The following language is added to the first parenthetical in Section 5.10 immediately following the word
     "excluding":

              "(a) Existing Harris Debt at any time until the earlier
                   of (x) November 1, 1998 and (y) the repurchasing or prepayment of such Debt by the Company or by any such Subsidiary of the Company (but not any refinancing thereof) and (b)"

          (b) The percentage "20%" in Section 5.10 is hereby changed to "25%".

          SECTION 4.  Pricing.

          (a)  Effective retroactively from and after December 15, 1997
     (i) the proviso in the first paragraph of the Pricing Schedule is deleted and (ii) the definition of "Conversion Date" is deleted.


          (b)On the later of (i) the date this Amendment becomes effective in accordance with Section 8 hereof and (ii) March 31, 1998, the Borrower shall pay to the. Administrative Agent for the account of the Banks accrued amounts payable as a result of
     Section 4(a).

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          SECTION 5. Existing Letters of Credit.  On the date that the
Harris Chemical Acquisition is consummated, each existing letter of credit issued on behalf of certain Subsidiaries of Harris Chemical Group by an Issuing Bank (as defined in the Agreement) shall, subject to the satisfaction of the applicable terms and conditions set forth in the Agreement, be deemed to be a Letter of Credit issued at the request of the Company under the terms of the Agreement, and shall from and after such date be governed by the provisions of the Agreement as fully as if the same had been issued pursuant thereto on such date.

          SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

          (a)   no Default has occurred and is continuing; and

          (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of such date.

          SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 8. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received
(i) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and
(ii) if satisfaction of subsection (i) of this Section 8 occurs after March 31, 1998, receipt by the Administrative Agent of the amount due pursuant to Section 4 hereof

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      IMC GLOBAL INC.

                                      By: Eric T. Martinez
                                      Name:  Eric T. Martinez
                                      Title: Assistant Treasurer
                                      2100 Sanders Road
                                      Northbrook, IL 60062
                                      Attention: Eric Martinez
                                                 Assistant Treasurer
                                      Telecopy number:847-205-4930

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                                      MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK,
                                      Individually and as
                                      Administrative Agent


                                      By: /s/ Douglas Maher
                                      Name:  Douglas Maher
                                      Title: Vice President
                                      60 Wall Street
                                      New York, NY 10260
                                      Attention:  Loan Department
                                      Telex number:   177615 MGT
                                      Telecopy number:(212) 648-5023


                                      THE CHASE MANHATTAN BANK,
                                      Individually and as Co-
                                      Syndication Agent


                                      By /s/ James H. Ramage
                                      Name:  James H. Ramage
                                      Title: Vice President


                                      NATIONSBANK, N.A., Individually
                                      and as Co-Syndication Agent


                                      By /s/ Wallace W. Harris, Jr.
                                      Name:  Wallace W. Harris, Jr.
                                      Title: Vice President


                                      ROYAL BANK OF CANADA,
                                      Individually and as Documentation
                                      Agent


                                      By /s/ Gordon McArthur
                                      Name:  Gordon McArthur
                                      Title: Manager


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                                      CREDIT AGRICOLE INDOSUEZ,
                                      Individually and as Managing
                                      Agent


                                      By /s/ Katherine L. Abbott
                                      Name:  Katherine L. Abbott
                                      Title: First Vice President


                                      By /s/ David Bouhl
                                      Name:  David Bouhl, FVP
                                      Title: Head of Corporate Banking,
                                             Chicago


                                      HARRIS TRUST AND SAVINGS BANK,
                                      Individually and as Managing
                                      Agent


                                      By /s/ Julie K. Hossack
                                      Name:  Julie K. Hossack
                                      Title: Vice President

                                      THE BANK OF MONTREAL Individually
                                      and as Managing Agent


                                      By /s/ Michael P. Sassos
                                      Name:  Michael P. Sassos
                                      Title: Director



                                      THE FIRST NATIONAL BANK
                                      OF CHICAGO, Individually and as
                                      Co-Agent

                                      By T. Thomas Cheng
                                      Name:  T. Thomas Cheng
                                      Title: First Vice President


                                      THE NORTHERN TRUST COMPANY,
                                      Individually and as Co-Agent

                                      By /s/ Michelle M. Teteak
                                      Name:  Michelle M. Teteak
                                      Title: Vice President
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                                     ABN-AMRO BANK N.V.

                                     By /s/ James R. Morgan
                                     Name:  James R. Morgan
                                     Title: Group Vice President

                                     By /s/ Scott J. Albert
                                     Name:  Scott J. Albert
                                     Title: Vice President


                                     BANK OF AMERICA NATIONAL
                                     TRUST AND SAVINGS ASSOCIATION

                                     By /s/ G. Burton Queen
                                     Name:  G. Burton Queen
                                     Title: Managing Director


                                     BANQUE NATIONALE DE PARIS

                                     By /s/ Frederick H. Moryl, Jr.
                                     Name:  Frederick H. Moryl, Jr.
                                     Title: Senior Vice President and
                                            Manager, Corporate


                                     THE BANK OF NEW YORK

                                     By /s/ John M. Lokay, Jr.
                                     Name:  John M. Lokay, Jr.
                                     Title: Vice President


                                     THE BANK OF TOKYO-MITSUBISHI,
                                     LTD. CHICAGO BRANCH

                                     By /s/ Hajime Watanabe
                                     Name:  Hajime Watanabe
                                     Title: Deputy General Manager


                                     FIRST UNION NATIONAL BANK

                                     By
                                       ------------------------
                                     Name:
                                     Title:

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COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH

By /s/ Ian Reece              Name:  IAN REECE
                              Title: Senior Credit Officer

By /s/ Hans F. Breukhoven     Name:  Hans F. Breukhover
                              Title: Vice President.


THE SAKURA BANK, LIMITED

By /s/ Yoshikazu Nagura       Name:  Yoshikazu Nagura
                              Title: Vice President



STANDARD CHARTERED BANK

By /s/ Kristina McDavid       Name:  Kristina McDavid
                              Title: Vice President


By /s/ Francois P. Dorival-Bordes   Name: Francois P. Dorival-Bordes
                                    Title: Vice President


SUNTRUST BANK, ATLANTA

By /s/ Brian M. Davis         Name:  Brian M. Davis
                              Title: A.V.P.

By /s/ Gregory L. Cannon      Name:  Gregory L. Cannon
                              Title: Vice President.


THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH

By                            Name:
  ------------------------    Title:


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MARINE MIDLAND BANK

By                            Name:
  ------------------------    Title:


THE INDUSTRIAL BANK OF JAPAN,  LIMITED

By                            Name:
  ------------------------    Title: